                                                                   Exhibit 23.2


                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated March 16, 2000 relating to the financial statements and financial statement schedules of Reunion Industries, Inc., which appear in Reunion Industries, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999.


/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP


Stamford, Connecticut
May 18, 2000